Discontinued Operations	3 Months Ended
Mar. 31, 2015
Discontinued Operations [Abstract]
Discontinued Operations

Note 15. Discontinued Operations

The Company performed a strategic evaluation of its businesses in the third quarter of 2014 and decided to discontinue its commercial lending operations and will focus on its specialty finance lending. The loans which constitute the commercial portfolio are in the process of disposition. As such, financial results of the commercial lending operations are presented as separate from continuing operations on the consolidated statements of operations and assets of the commercial lending operations to be disposed are presented as assets held for sale  on the consolidated balance sheets.

The following table presents financial results of the commercial lending business included in net income (loss) from discontinued operations for the three months ended March 31, 2015 and 2014.

	For the three months ended March 31,
	2015	2014
		(restated)
	(in thousands)
Interest income	$ 8,535	$ 12,660
Interest expense	-	-
Provision for loan and lease losses	-	13,860
Net interest income	8,535	(1,200)

Non interest income	48	477
Non interest expense	5,484	1,752

Income (loss) before taxes	3,099	(2,475)
Income tax provision	1,078	(876)
Net income (loss)	$ 2,021	$ (1,599)

	March 31,	December 31,
	2015	2014
	(in thousands)
Loans, net	$ 819,602	$ 867,399
Other assets	22,972	20,530
Total assets	$ 842,574	$ 887,929

Based upon an independent third party review performed as of September 30, 2014, the first reporting date after discontinuance of commercial loan operations, the Company marked the $1.1 billion commercial lending portfolio balance as of that date to lower of cost or market.  An independent third party financial advisory firm performed the lower of cost or market valuation, using the income approach in a discounted cash flow model. Large balance commercial loans were modeled on a loan level basis. Small balance commercial loans were modeled on a pool basis where loans are grouped by common characteristics including loan type, loan collateral, amortization type and coupon. The expected cash flows for the loans or pools were derived from the contractual loan terms, adjusted for prepayments and credit considerations as applicable. The loan level credit analysis was also performed by an independent third party which reviewed the majority of the credit portfolio for credit inputs into the model. Based on that review, weighted average fair values were applied to the loans not specifically reviewed. Discount rates used in the model were derived from observable market interest rates or credit spreads for comparable loans including national and regional commercial loan pricing surveys, dealer market research and market pricing quotations for new issuance. Market quoted interest rates were adjusted for the subject loan or pool to account for differences in loan characteristics including loan term, loan size, loan vintage and loan credit quality.

Various elements of the lower of cost or market valuation are as follows:

Measured on a recurring basis	Valuation techniques	Significant unobservable inputs	Range

Large balance commercial loans	Discounted cash flows	Discount rate	1.87%-7.93%

Small balance commercial loans	Discounted cash flows	Discount rate	4.12%-6.77%

 As of March 31, 2015 independent third parties also performed a fair valuation and determined that a significant additional mark was not required.   The results of discontinued operations do not include any future severance payments. In addition to the sales in 2014. $150 million of loans were sold at a net gain of approximately $2.2 million in the second quarter of 2015.